OMB APPROVAL
                                                     OMB Number:       3235-0570
                                                     Expires:  November 30, 2005
                                                     Estimated average burden
                                                     hours per response..... 5.0

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07733


                          Pioneer International Equity Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2003 through March 31, 2004


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.

                                     PIONEER
                           ------------------------
                                  INTERNATIONAL
                                     EQUITY
                                      FUND


                                     Annual
                                     Report

                                     3/31/04


                                 (LOGO) PIONEER
                                        Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                         1

Portfolio Summary                                                             2

Performance Update                                                            3

Portfolio Management Discussion                                               6

Schedule of Investments                                                      10

Financial Statements                                                         17

Notes to Financial Statements                                                23

Report of Independent Auditors                                               31

Pioneer Family of Mutual Funds                                               32

Trustees, Officers and Service Providers                                     33

Programs and Services for Pioneer Shareowners                                40

Retirement Plans from Pioneer                                                42

Pioneer International Equity Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 3/31/04
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
Last year's stock market rally carried over into early 2004 but ran out of steam as investors reassessed the dramatic rise in stock valuations. The technology-rich NASDAQ Composite Index, having risen the fastest, was the first to feel pressure; the Dow Jones Industrial Average and Standard & Poor's 500 soon gave up some gains as well. By the end of March, these major indicators were little changed from year-end levels but well ahead of where they stood a year ago.

In general terms, smaller companies outperformed large companies and emerging markets outpaced developed countries, as both benefited from weakness in the U.S. dollar. Corporate bonds, here and overseas, recorded strong gains. U.S. Treasury issues also performed well, as the Federal Reserve Board signaled that it was in no hurry to raise interest rates, given the mixed economic data it was seeing.

Those mixed economic reports were also responsible for the stock market's sluggishness. While corporate profits expanded at a healthy rate, unemployment remained high and consumer confidence dropped sharply in February. Increased productivity, a company's ability to produce more goods or services for each hour worked, was a major factor in the disappointing pace of job creation. However, jobs data improved markedly in March when the government reported U.S. employers added over 300,000 jobs, the largest figure in years; at the same time, January and February numbers were revised upward. Payroll expansion reached into most sectors, while employment held steady in manufacturing after a long period of declines. The markets reacted positively to the jobs report. We believe that renewed hiring means companies are optimistic about the outlook for profits in the months ahead. In fact, many businesses are building up inventories in expectation of increased product demand.

The key drivers of the expansion, low interest rates and reduced federal income taxes, remain in place. Consequently, we think the U.S. economy retains impressive growth potential through the rest of this year. An expanding economy could have implications for the way your portfolio is balanced, so an appointment with your professional financial advisor may well be in order.

More growth choices from Pioneer

When you talk to your adviser, ask to hear about the Pioneer Oak Ridge and Pioneer Papp Funds. These six additions to our product lineup are designed to broaden your opportunities to pursue growth. Please consider each fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about each fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website at www.pioneerfunds.com.


Respectfully,


/s/ Osbert M. Hood
Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 3/31/04
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

 [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE ORIGINAL DOCUMENT.]

International Common Stocks                             90.4%
Temporary Cash Investment                                5.6%
International Preferred Stocks                           2.5%
Depositary Receipts for International Stocks             1.5%


Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE ORIGINAL DOCUMENT.]

Japan                                                                      21.7%
United Kingdom                                                             17.6%
France                                                                     14.0%
Germany                                                                    11.4%
Switzerland                                                                 7.7%
Ireland                                                                     4.8%
Netherlands                                                                 4.7%
Italy                                                                       3.0%
Australia                                                                   3.0%
South Korea                                                                 2.1%
Belgium                                                                     1.9%
Spain                                                                       1.9%
Denmark                                                                     1.8%
Sweden                                                                      1.5%
Other (Individually less than 1%)                                           2.9%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
 1.  BP Amoco Plc                                                          4.11%
--------------------------------------------------------------------------------
 2.  BNP Paribas SA                                                        3.81
--------------------------------------------------------------------------------
 3.  Vodafone Group Plc                                                    3.68
--------------------------------------------------------------------------------
 4.  GlaxoSmithKline Plc                                                   3.22
--------------------------------------------------------------------------------
 5.  Nestle SA (Registered Shares)                                         3.03
--------------------------------------------------------------------------------
 6.  Eni S.p.A                                                             2.99
--------------------------------------------------------------------------------
 7.  Porsche AG Designs                                                    2.65
--------------------------------------------------------------------------------
 8.  UBS AG                                                                2.57
--------------------------------------------------------------------------------
 9.  Elsevier NV                                                           2.48
--------------------------------------------------------------------------------
10.  Allied Irish Banks Plc                                                2.45
--------------------------------------------------------------------------------


* This list excludes money market and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/04                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 3/31/04      3/31/03
                          $17.55       $11.64


                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(4/1/03 - 3/31/04)        Income       Capital Gains   Capital Gains
                          $ --         $ --            $ --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

------------------------------------------------------------
Average Annual Total Returns
(As of March 31, 2004)
                          Net Asset        Public Offering
Period                      Value               Price*
Life-of-Class
(10/31/96)                  3.24%               2.41%
5 Years                     0.22               -0.95
1 Year                     50.77               42.11
------------------------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period.


 [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE ORIGINAL DOCUMENT.]

Date                  Pioneer International                      MSCI EAFE Index
                               Equity Fund*

10/31/1996                           $9,425                             $10,000
                                    $10,488                             $10,103

3/31/1998                           $12,728                             $11,982
                                    $11,797                             $12,705

3/31/2000                           $17,542                             $15,895
                                    $11,410                             $11,785

3/31/2002                           $10,841                             $10,833
                                     $7,917                              $8,279

3/31/2004                           $11,936                             $13,044
--------------------------------------------------------------------------------

The Fund's investment advisor, Pioneer Investment Management, Inc., reduced its management fee and subsidized other Fund expenses; otherwise, returns would have been lower.

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted measure of 21 international stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our website www.pioneerfunds.com.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/04                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 3/31/04      3/31/03
                          $16.41       $10.99


                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(4/1/03 - 3/31/04)        Income       Capital Gains   Capital Gains
                          $ --         $ --            $ --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

---------------------------------------------------------
Average Annual Total Returns
(As of March 31, 2004)

                           If                 If
Period                    Held             Redeemed*
Life-of-Class
(10/31/96)                 2.28%              2.28%
5 Years                   -0.65              -0.84
1 Year                    49.32              45.32
---------------------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period. The maximum CDSC of 4% declines to zero over six years.

 [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE ORIGINAL DOCUMENT.]

Date                  Pioneer International                      MSCI EAFE Index
                               Equity Fund*

10/31/1996                          $10,000                              $10,000
                                    $11,060                              $10,103

3/31/1998                           $13,300                              $11,982
                                    $12,205                              $12,705

3/31/2000                           $18,001                              $15,895
                                    $11,615                              $11,785

3/31/2002                           $10,941                              $10,833
                                     $7,915                               $8,279

3/31/2004                           $11,819                              $13,044


The Fund's investment advisor, Pioneer Investment Management, Inc., reduced its management fee and subsidized other Fund expenses; otherwise, returns would have been lower.

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted measure of 21 international stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our website www.pioneerfunds.com.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/04                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 3/31/04      3/31/03
                          $16.21       $10.89


                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(4/1/03 - 3/31/04)        Income       Capital Gains   Capital Gains
                          $ --         $ --            $ --


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.


Average Annual Total Returns
(As of March 31, 2004)
                           If             If
Period                    Held         Redeemed
Life-of-Class
(10/31/96)                2.11%          2.11%
5 Years                  -0.91          -0.91
1 Year                   48.85          48.85

* The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than shown above. Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC).


 [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE ORIGINAL DOCUMENT.]

Date                  Pioneer International                     MSCI EAFE Index
                               Equity Fund*

10/31/1996                          $10,000                             $10,000
                                    $11,080                             $10,103

3/31/1998                           $13,313                             $11,982
                                    $12,218                             $12,705

3/31/2000                           $17,987                             $15,895
                                    $11,601                             $11,785

3/31/2002                           $10,877                             $10,833
                                     $7,844                              $8,279

3/31/2004                           $11,676                             $13,044


The Fund's investment advisor, Pioneer Investment Management, Inc., reduced its management fee and subsidized other Fund expenses; otherwise, returns would have been lower.

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted measure of 21 international stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our website www.pioneerfunds.com.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/04
--------------------------------------------------------------------------------

Investor optimism lifted international markets during the 12 months ended March 31, 2004. The upbeat mood was supported by a resurging Japanese economy and stronger-than-expected job growth in the United States, both of which are expected to be positive for the European economy. As Stefano Pregnolato, the Fund's lead portfolio manager, mentions in the following interview, the rally was broad based - led by cyclical stocks and lesser quality companies that had underperformed in the multi-year correction in equity markets.

Q:  How did the Fund perform during the rally?

A: The positive trends that we witnessed in the first half of Pioneer International Equity Fund's fiscal year continued into the second half. However, the momentum for global economic growth shifted to Asia in the first quarter of 2004. Investors are looking more favorably upon Japan and its economy, which is showing signs of resurgence.

    For the 12 months ended March 31, 2004, the Fund's Class A, B and C shares posted gains of 50.77%, 49.32% and 48.85% at net asset value, respectively. In comparison, the Morgan Stanley Capital International (MSCI) EAFE Index grew 57.54% for the same period. We believe the Fund's relative underperformance to this benchmark is the result of two factors. First, Japanese stocks appreciated strongly during the first quarter of 2004. The Fund's investments in Japanese stocks, although significant at 21.5% of total assets on March 31, remained below that of the benchmark throughout the fiscal year - thereby limiting the degree of its relative performance. While we think the economic recovery in Japan is a welcome development, we believe it's too early to know if Japan has turned the corner. We may consider increasing the Fund's exposure there, once we're convinced that Japan is solidly on the road to recovery.

    Secondly, the rally in international markets has benefited cyclical stocks, that is, companies whose fate is closely linked with the strength of economic growth, as well as lower-quality investments. Your Fund has a considerable exposure to cyclical stocks, which was very beneficial during the fiscal year. However, we refuse to be tempted by short-term trends or invest in lower-quality companies just because they are selling at steep discounts today.

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Rather, we invest for the long term, selecting the highest-quality, financially sound companies that meet our strict investment criteria.

Q:  What is contributing to the rise of Japanese stocks?

A: After a multi-year recession, the outlook for Japan is improving. Japanese consumers are increasing their spending, businesses are buying more equipment, and trade with other Asian countries experiencing good growth is strong. All these factors are attracting foreign investors and driving Japanese stock prices higher. Midway through the fiscal year, Japanese investments represented 9.4% of total assets. By the close of the fiscal year on March 31, Japanese holdings had climbed to 21.5% of assets through price appreciation and addition to existing holdings, while we trimmed the overall number of Japanese holdings in the portfolio.

Q:  Were you adding domestic or export-oriented stocks in Japan?

A: We've been adding to positions in both domestic and export-oriented stocks. Domestic-demand stocks are benefiting from increased consumer spending, which is partially supported by the secular trend of a declining savings rate. One of the Fund's best performing stocks, Fast Retailing, which sells high-end apparel and accessories, was a major contributor to performance for the second half of the fiscal year. The stock's dramatic price appreciation left the stock overvalued in our estimation, and we sold the entire position in January. Food retailer Ajinomoto is a high-quality consumer staple holding with defensive qualities that did well leading up to the recovery. It has also done well in the rally, but not nearly to the degree of Fast Retailing. Generally speaking, prices of consumer discretionary stocks, such as Fast Retailing, posted some of the greatest gains during the rally - bolstered by rising consumer confidence and spending.

Q:  Are the Fund's Pacific Rim investments outside Japan also doing well?

A: Yes. Strong fundamentals, robust intra-regional growth and exports combined with strong global demand for cyclical investments are supporting our decision to overweight investments in the Pacific Rim outside Japan. In many sectors, we believe stocks offer better value than in Europe - including semiconductor manufacturer

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/04                              (continued)
--------------------------------------------------------------------------------

    Samsung Electronics (South Korea) and telecommunications services provider SK Telecom (South Korea).

Q: Europe still represents the majority of the Fund's holdings. How are these investments faring?

A: All of the global markets rose sharply during the fiscal year, and European stocks - including those held by your Fund - were no exception. This performance is illustrated by the fact that the MSCI Europe Index, a commonly used benchmark for the region, rose 53.96% for the 12 months ended March 31, 2004.

    With nearly 70% of the Fund's assets invested in the developed markets of Europe, we are maintaining a slightly overweight position in European equities relative to the benchmark. We think stock price valuations are fair and are supported by strong dividend yields. Growth across Europe is more moderate than outside the region, and this fact is discounted in stock prices. The appreciation of the euro continues to be a risk for European exporters, and we will be closely following the monetary policy of the Bank of England and the European Central Bank (ECB) on that front. (Just following the close of the fiscal year, the ECB decided to leave rates unchanged.)

Q:  Could you name some of the companies that exemplify your strategy?

A: Much like other world markets, European cyclical stocks posted some of the most dramatic gains, including those in the materials, industrial, automobile and consumer discretionary sectors. Porsche (Germany) exceeded our expectations, as did software producer Indira Systems (Spain). On the other hand, capital goods producer Sandvik (Sweden) performed well, but not as strongly as the sector in general. Pharmaceutical Schering is another stock that underperformed its sector for the year, when news of a product patent expiration last summer left the stock trailing many of its peers.

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:  What is your outlook for the upcoming fiscal year?

A: During fiscal 2004, we saw a change in market psychology, with investors demonstrating a greater appetite for risk. Not only did investors move assets from relatively more stable fixed-income investments into equities, but within the equity markets from higher-quality companies to more leveraged, lower-quality companies. Companies that were considered to be in severe financial distress were reclassified as recovery stocks. This paradigm shift benefited many stocks, particularly in the technology sector, but left other sectors, such as consumer staples and health care underperforming. As history has proven, this is to be expected in the early stages of a recovery, when economic fundamentals improve and the relatively low stock prices begin to look very attractive.

    Our outlook for 2004 is quite optimistic. The recovery appears to be well on its way, business confidence is high and the cash flow of companies has been substantially improved, thanks to successful restructuring and de-leveraging enacted over the last two years. We'll endeavor to position the Fund in response to this improving economic picture.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/04
--------------------------------------------------------------------------------

  Shares                                                       Value
             PREFERRED STOCKS - 2.9%
             Automobiles & Components - 2.9%
             Automobile Manufacturers - 2.9%
  4,300      Hyundai Motor Co., Ltd.                      $   91,517
  1,333      Porsche AG Designs                              804,450
                                                          ----------
             Total Automobiles & Components               $  895,967
                                                          ----------
             TOTAL PREFERRED STOCKS
             (Cost $618,788)                              $  895,967
                                                          ----------
             COMMON STOCKS - 96.6%
             Energy - 7.2 %
             Integrated Oil & Gas - 7.0%
148,400      BP Amoco Plc                                 $1,246,057
 45,120      Eni S.p.A.                                      906,685
                                                          ----------
                                                          $2,152,742
                                                          ----------
             Oil & Gas Exploration & Production - 0.2%
162,800      China Petroleum & Chemical                   $   62,674
                                                          ----------
             Total Energy                                 $2,215,416
                                                          ----------
             Materials - 10.7%
             Aluminum - 0.4%
 31,200      Alumina Ltd.                                 $  127,556
                                                          ----------
             Commodity Chemicals - 2.0%
 12,100      BASF India, Ltd.                             $  614,640
                                                          ----------
             Construction Materials - 4.2%
 35,330      CRH Plc                                      $  718,640
  7,000      Lafarge SA                                      566,531
                                                          ----------
                                                          $1,285,171
                                                          ----------
             Diversified Metals & Mining - 1.5%
 13,900      Sandvik AB +                                 $  442,804
                                                          ----------
             Specialty Chemicals - 1.5%
  2,724      L'Air Liquide SA                             $  463,689
                                                          ----------
             Steel - 1.1%
 34,860      Broken Hill Proprietary Co., Ltd.            $  325,987
                                                          ----------
             Total Materials                              $3,259,847
                                                          ----------

10  The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                             Value
             Capital Goods - 8.4%
             Construction & Engineering - 4.1%
  11,887     ACS, Actividades de Construccion y Servicios SA     $  581,467
  13,208     Compagnie de Saint Gobain                              667,351
                                                                 ----------
                                                                 $1,248,818
                                                                 ----------
             Electrical Components & Equipment - 4.3%
   7,700     NEC Electronics Corp.                               $  591,057
  11,100     Schneider Electric SA                                  723,051
                                                                 $1,314,108
                                                                 ----------
             Total Capital Goods                                 $2,562,926
                                                                 ----------
             Commercial Services & Supplies - 2.2%
             Diversified Commercial Services - 2.2%
  32,510     TNT Post Group NV                                   $  684,054
                                                                 ----------
             Total Commercial Services & Supplies                $  684,054
                                                                 ----------
             Transportation - 1.5%
             Railroads - 1.5%
      87     East Japan Railway Co.*                             $  456,621
                                                                 ----------
             Total Transportation                                $  456,621
                                                                 ----------
             Automobiles & Components - 3.4%
             Automobile Manufacturers - 3.4%
  11,260     Bayerische Motoren Werke AG                         $  457,936
  15,300     Toyota Motor Co.                                       569,603
                                                                 ----------
                                                                 $1,027,539
                                                                 ----------
             Total Automobiles & Components                      $1,027,539
                                                                 ----------
             Consumer Durables & Apparel - 1.9%
             Homebuilding - 1.9%
  86,000     Sekisui Chemical Company, Ltd.*                     $  586,701
                                                                 ----------
             Total Consumer Durables & Apparel                   $  586,701
                                                                 ----------
             Hotels, Restaurants & Leisure - 1.4%
             Casinos & Gaming - 1.4%
  10,900     Sammy Corp.*                                        $  419,392
                                                                 ----------
             Total Hotels, Restaurants & Leisure                 $  419,392
                                                                 ----------


  The accompanying notes are an integral part of these financial statements.  11

Pioneer International Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/04                                      (continued)
--------------------------------------------------------------------------------

  Shares                                                    Value
             Media - 2.5%
             Publishing - 2.5%
  56,940     Elsevier NV                                $  751,608
                                                        ----------
             Total Media                                $  751,608
                                                        ----------
             Retailing - 3.0%
             Distributors - 1.4%
  38,000     Mitsubishi Corp.*                          $  448,474
                                                        ----------
             General Merchandise Stores - 1.6%
  11,000     RYOHIN KEIKAKU CO., LTD.*                  $  479,179
                                                        ----------
             Total Retailing                            $  927,653
                                                        ----------
             Food & Drug Retailing - 3.0%
             Food Retail - 3.0%
   3,600     Nestle SA (Registered Shares)              $  917,252
                                                        ----------
             Total Food & Drug Retailing                $  917,252
                                                        ----------
             Food, Beverage & Tobacco - 2.1%
             Tobacco - 2.1%
  42,136     British American Tobacco Plc               $  633,931
                                                        ----------
             Total Food, Beverage & Tobacco             $  633,931
                                                        ----------
             Household & Personal Products - 0.8%
             Personal Products - 0.8%
   6,710     Kose Corp.*                                $  245,299
                                                        ----------
             Total Household & Personal Products        $  245,299
                                                        ----------
             Health Care Equipment & Services - 1.6%
             Health Care Distributors - 1.6%
   8,792     Celesio AG                                 $  480,859
                                                        ----------
             Total Health Care Equipment & Services     $  480,859
                                                        ----------
             Pharmaceuticals & Biotechnology - 5.5%
             Pharmaceuticals - 5.5%
  49,800     GlaxoSmithKline Plc                        $  976,985
   9,500     Ranbaxy Laboratories Ltd.*                    216,125
  10,031     Schering AG                                   474,775
                                                        ----------
                                                        $1,667,885
                                                        ----------
             Total Pharmaceuticals & Biotechnology      $1,667,885
                                                        ----------

12   The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                     Value
             Banks - 12.4%
             Diversified Banks - 12.4%
  49,700     Allied Irish Banks Plc                      $  741,558
  82,200     Barclays Plc                                   721,970
  18,870     BNP Paribas SA                               1,153,348
  17,800     Commonwealth Bank of Australia*                452,113
  24,500     Danske Bank+                                   554,097
  50,100     Kasikornbank Public Company Ltd.                63,191
   2,900     Kookmin Bank (A.D.R.)+*                        117,334
                                                         ----------
                                                         $3,803,611
                                                         ----------
             Total Banks                                 $3,803,611
                                                         ----------
             Diversified Financials - 11.0%
             Diversified Financials - 2.3%
      95     Sumitomo Mitsui Financial Group, Inc.+      $  701,881
                                                         ----------
             Diversified Financial Services - 8.7%
  33,000     Cheung Kong (Holdings), Ltd.                $  277,375
  11,210     Deutsche Boerse AG                             636,115
  18,000     Nomura Securites Co., Ltd.                     327,288
   7,438     Societe Generale                               635,347
  10,500     UBS AG                                         779,404
                                                         ----------
                                                         $2,655,529
                                                         ----------
             Total Diversified Financials                $3,357,410
                                                         ----------
             Insurance - 3.5%
             Multi-Line Insurance - 2.1%
   4,100     Zurich Financial Services*                  $  646,032
                                                         ----------
             Property & Casualty Insurance - 1.4%
  83,000     Aioi Insurance Company, Ltd.                $  413,328
                                                         ----------
             Total Insurance                             $1,059,360
                                                         ----------
             Software & Services - 0.6%
             IT Consulting & Other Services - 0.6%
   5,700     Hitachi Information Systems*                $  195,797
                                                         ----------
             Total Software & Services                   $  195,797
                                                         ----------


 The accompanying notes are an integral part of these financial statements.  13

Pioneer International Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/04                                      (continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
              Technology Hardware & Equipment - 6.8%
              Communications Equipment - 2.0%
  32,000      Uniden Corp.*                                   $   595,356
                                                              -----------
              Computer Hardware - 2.5%
 216,000      Dixons Group Plc                                $   612,175
  13,800      Quanta Computer Inc.*                               160,632
                                                              -----------
                                                              $   772,807
                                                              -----------
              Electronic Equipment & Instruments - 2.3%
   5,400      Nidec Corp.*                                    $   560,622
   2,350      LG Electronics, Inc.                                140,822
                                                              -----------
                                                              $   701,444
                                                              -----------
              Total Technology Hardware & Equipment           $ 2,069,607
                                                              -----------
              Semiconductors - 0.9%
              Semiconductors - 0.9%
     580      Samsung Electronics                             $   289,380
                                                              -----------
              Total Semiconductors                            $   289,380
                                                              -----------
              Telecommunication Services - 5.9%
              Integrated Telecommunication Services - 2.3%
  18,500      Belgacom SA*                                    $   584,352
 137,300      PT Telekomunikasi Indonesia                         112,232
                                                              -----------
                                                              $   696,584
                                                              -----------
              Wireless Telecommunication Services - 3.6%
 469,581      Vodafone Group Plc                              $ 1,114,811
                                                              -----------
              Total Telecommunication Services                $ 1,811,395
                                                              -----------
              TOTAL COMMON STOCKS
              (Cost $26,146,319)                              $29,423,543
                                                              -----------


14   The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal
  Amount                                                            Value
                 TEMPORARY CASH INVESTMENT - 5.8%
                 Security Lending Collateral - 5.8%
 $1,787,196      Securities Lending Investment Fund, 1.0%     $ 1,787,196
                                                              -----------
                 TOTAL TEMPORARY CASH INVESTMENT
                 (Cost $1,787,196)                            $ 1,787,196
                                                              -----------
                 TOTAL INVESTMENT IN SECURITIES - 105.0%
                 (Cost $28,552,303) (a)(b)(c)(d)              $32,106,706
                                                              -----------
                 OTHER ASSETS AND LIABILITIES - (5.0)%        $(1,534,824)
                                                              -----------
                 TOTAL NET ASSETS - 100.0%                    $30,571,882
                                                              ===========


*      Non-income producing security.

A.D.R. American Depository Receipt

(a) Distributions of investments by country of issue (excluding temporary cash investments), as a percentage of total investment in equity securities, is as follows:

       Japan                                     21.7%
       United Kingdom                            17.6
       France                                    14.0
       Germany                                   11.4
       Switzerland                                7.7
       Ireland                                    4.8
       Netherlands                                4.7
       Italy                                      3.0
       Australia                                  3.0
       South Korea                                2.1
       Belgium                                    1.9
       Spain                                      1.9
       Denmark                                    1.8
       Sweden                                     1.5
       Other (individually less than 1%)          2.9
                                                 ----
                                                100.0%
                                                =====

(b) At March 31, 2004, the net unrealized gain on investments based on cost for federal income tax purposes of $28,633,059 was as follows:

      Aggregate gross unrealized gain for all investments in which there is an
        excess of value over tax cost                                              $3,899,349
      Aggregate gross unrealized loss for all investments in which there is an
        excess of tax cost over value                                                (425,702)
                                                                                   ----------
      Net unrealized gain                                                          $3,473,647
                                                                                   ==========


 The accompanying notes are an integral part of these financial statements.  15

Pioneer International Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/04                                      (continued)
--------------------------------------------------------------------------------

(c) At March 31, 2004, the Fund had a net capital loss carryforward of $3,759,544 of which the following amounts will expire between 2010 and 2011, if not utilized.
      $374,930 in 2010
      $3,384,614 in 2011


(d) The Fund elected to defer approximately $19,004 of currency losses recognized between November 1, 2003 and March 31, 2004 to its fiscal year ending March 31, 2005.

+     At March 31, 2004, the following securities were on loan:

     Shares       Security                                  Market Value
       23,200     Danske Bank                               $524,696
        2,755     Kookmin Bank (A.D.R.)                     $111,467
       13,200     Sandvik AB                                $420,505
           90     Sumitomo Mitsui Financial Group, Inc.     $664,940

      Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2004 aggregated $42,370,660 and $40,543,938, respectively.


16   The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 3/31/04
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities loaned of
   $1,721,608)(cost $28,552,303)                                        $32,106,706
  Foreign currencies, at value (cost $30,601)                                29,557
  Cash                                                                        8,535
  Receivables -
   Investment securities sold                                               232,552
   Fund shares sold                                                          65,295
   Dividends, interest and foreign taxes withheld                           178,754
  Other                                                                       1,709
                                                                        ------------
     Total assets                                                       $32,623,108
                                                                        ------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                                   98,297
   Upon return of securities loaned                                       1,787,196
   Forward foreign currency settlement contracts, net                         3,862
  Due to affiliates                                                         101,151
  Accrued expenses                                                           60,432
  Other                                                                         288
                                                                        ------------
     Total liabilities                                                  $ 2,051,226
                                                                        ------------
NET ASSETS:
  Paid-in capital                                                       $30,871,940
  Accumulated net investment loss                                           (15,142)
  Accumulated net realized loss on investments and foreign
   currency transactions                                                 (3,840,300)
  Net unrealized gain on investments                                      3,554,403
  Net unrealized gain on forward foreign currency contracts and
   other assets and liabilities denominated in foreign currencies               981
                                                                        ------------
     Total net assets                                                   $30,571,882
                                                                        ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $18,344,929/1,045,193 shares)                       $     17.55
                                                                        ------------
  Class B (based on $8,574,647/522,503 shares)                          $     16.41
                                                                        ------------
  Class C (based on $3,652,306/225,379 shares)                          $     16.21
                                                                        ------------
MAXIMUM OFFERING PRICE:
  Class A ($17.55 [divided by] 94.25%)                                  $     18.62
                                                                        ============
  Class C ($16.21 [divided by] 99.00%)                                  $     16.37
                                                                        ============

 The accompanying notes are an integral part of these financial statements.   17

Pioneer International Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 3/31/04

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $73,140)       $  581,634
  Interest                                                        7,363
  Income from securities loaned, net                              9,609
                                                             ----------
     Total investment income                                                  $   598,606
                                                                              -----------
EXPENSES:
  Management fees                                            $  247,227
  Transfer agent fees
   Class A                                                      122,826
   Class B                                                       67,383
   Class C                                                       35,635
  Distribution fees
   Class A                                                       37,560
   Class B                                                       70,124
   Class C                                                       26,862
  Administrative fees                                            29,767
  Custodian fees                                                 62,684
  Registration fees                                              42,440
  Professional fees                                              37,822
  Fees and expenses of nonaffiliated trustees                     5,348
  Miscellaneous                                                   2,661
                                                             ----------
   Total expenses                                                             $   788,339
                                                                              -----------
   Less management fees waived and expenses reim-
     bursed by Pioneer Investment Management, Inc.                               (256,754)
   Less fees paid indirectly                                                       (1,832)
                                                                              -----------
   Net expenses                                                               $   529,753
                                                                              -----------
     Net investment income                                                    $    68,853
                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                               $2,307,049
   Futures contracts                                             17,209
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies         (142,989)      $ 2,181,269
                                                             ----------       -----------
  Change in net unrealized gain (loss) on:
   Investments                                               $7,404,645
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies           (5,682)      $ 7,398,963
                                                             ----------       -----------
   Net gain on investments and foreign currency
     transactions                                                             $ 9,580,232
                                                                              -----------
   Net increase in net assets resulting from operations                       $ 9,649,085
                                                                              ===========


18   The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 3/31/04 and 3/31/03, respectively

                                                           Year Ended          Year Ended
                                                             3/31/04            3/31/03
FROM OPERATIONS:
Net investment income (loss)                              $    68,853        $    (8,558)
Net realized gain (loss) on investments and foreign
  currency transactions                                     2,181,269         (4,537,680)
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                         7,398,963         (2,602,454)
                                                          -----------        -----------
   Net increase (decrease) in net assets resulting
     from operations                                      $ 9,649,085        $(7,148,692)
                                                          -----------        -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $21,324,225        $19,411,002
Cost of shares repurchased                                (19,340,827)       (20,323,668)
                                                          -----------        -----------
   Net increase (decrease) in net assets resulting
     from fund share transactions                         $ 1,983,398        $  (912,666)
                                                          -----------        -----------
   Net increase (decrease) in net assets                  $11,632,483        $(8,061,358)
NET ASSETS:
Beginning of year                                          18,939,399         27,000,757
                                                          -----------        -----------
End of year (including accumulated net investment loss
  of $15,142 and $27,133, respectively)                   $30,571,882        $18,939,399
                                                          ===========        ===========

                                '04 Shares    '04 Amount     '03 Shares     '03 Amount
CLASS A
Shares sold                       881,018     $12,526,857     1,125,276     $14,719,543
Less shares repurchased          (830,284)    (11,687,778)   (1,163,189)    (15,267,731)
                                 --------     -----------    ----------     -----------
   Net increase (decrease)         50,734     $   839,079       (37,913)    $  (548,188)
                                 ========     ===========    ==========     ===========
CLASS B
Shares sold                       217,372     $ 3,134,492       108,894     $ 1,393,294
Less shares repurchased          (202,096)     (2,833,480)     (193,823)     (2,518,288)
                                 --------     -----------    ----------     -----------
   Net increase (decrease)         15,276     $   301,012       (84,929)    $(1,124,994)
                                 ========     ===========    ==========     ===========
CLASS C
Shares sold                       405,826     $ 5,662,876       267,849     $ 3,298,165
Less shares repurchased          (344,703)     (4,819,569)     (206,448)     (2,537,649)
                                 --------     -----------    ----------     -----------
   Net increase                    61,123     $   843,307        61,401     $   760,516
                                 ========     ===========    ==========     ===========


 The accompanying notes are an integral part of these financial statements.  19

Pioneer International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
CLASS A                                                             3/31/04      3/31/03      3/31/02      3/31/01      3/31/00
Net asset value, beginning of period                                $ 11.64     $  15.94     $ 16.81      $  27.50     $ 18.55
                                                                    -------     --------     -------      --------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $  0.10     $   0.05     $ (0.06)     $  (0.16)    $ (0.06)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                        5.81        (4.35)      (0.78)        (9.25)       9.09
                                                                    -------     --------     -------      --------     -------
  Net increase (decrease) from investment operations                $  5.91     $  (4.30)    $ (0.84)     $  (9.41)    $  9.03
Distributions to shareowners:
 Net investment income                                                   --           --          --            --       (0.08)
 Net realized gain                                                       --           --       (0.03)        (1.28)         --
                                                                    -------     --------     -------      --------     -------
Net increase (decrease) in net asset value                          $  5.91     $  (4.30)    $ (0.87)     $ (10.69)    $  8.95
                                                                    -------     --------     -------      --------     -------
Net asset value, end of period                                      $ 17.55     $  11.64     $ 15.94      $  16.81     $ 27.50
                                                                    =======     ========     =======      ========     =======
Total return*                                                         50.77%      (26.98)%     (4.98)%      (34.95)%     48.70%
Ratio of net expenses to average net assets+                           1.75%        1.76%       1.75%         1.77%       1.76%
Ratio of net investment income (loss) to average net assets+           0.67%        0.30%      (0.35)%       (0.75)%     (0.23)%
Portfolio turnover rate                                                 169%          45%         77%           50%         59%
Net assets, end of period (in thousands)                            $18,345     $ 11,578     $16,455      $ 20,689     $41,276
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         2.80%        2.94%       2.68%         2.12%       2.10%
  Net investment loss                                                 (0.38)%      (0.88)%     (1.28)%       (1.10)%     (0.57)%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                         1.75%        1.75%       1.75%         1.75%       1.75%
  Net investment income (loss)                                         0.67%        0.31%      (0.35)%       (0.73)%     (0.22)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+ Ratios with no reduction for fees paid indirectly.


20   The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
CLASS B                                                             3/31/04      3/31/03      3/31/02      3/31/01      3/31/00
Net asset value, beginning of period                                $ 10.99     $  15.19     $ 16.16      $  26.71     $ 18.11
                                                                    -------     --------     -------      --------     -------
Increase (decrease) from investment operations:
 Net investment loss                                                $ (0.03)    $  (0.09)    $ (0.21)     $  (0.42)    $ (0.15)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                        5.45        (4.11)      (0.73)        (8.85)       8.75
                                                                    -------     --------     -------      --------     -------
  Net increase (decrease) from investment operations                $  5.42     $  (4.20)    $ (0.94)     $  (9.27)    $  8.60
Distributions to shareowners:
 Net realized gain                                                       --           --       (0.03)        (1.28)         --
                                                                    -------     --------     -------      --------     -------
Net increase (decrease) in net asset value                          $  5.42     $  (4.20)    $ (0.97)     $ (10.55)    $  8.60
                                                                    -------     --------     -------      --------     -------
Net asset value, end of period                                      $ 16.41     $  10.99     $ 15.19      $  16.16     $ 26.71
                                                                    =======     ========     =======      ========     =======
Total return*                                                         49.32%      (27.65)%     (5.80)%      (35.48)%     47.49%
Ratio of net expenses to average net assets+                           2.66%        2.59%       2.62%         2.55%       2.57%
Ratio of net investment loss to average net assets+                   (0.23)%      (0.54)%     (1.22)%       (1.54)%     (1.08)%
Portfolio turnover rate                                                 169%          45%         77%           50%         59%
Net assets, end of period (in thousands)                            $ 8,575     $  5,573     $ 8,992      $ 12,342     $24,499
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         3.70%        3.78%       3.54%         2.90%       2.91%
  Net investment loss                                                 (1.27)%      (1.73)%     (2.14)%       (1.89)%     (1.42)%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                         2.65%        2.59%       2.62%         2.53%       2.56%
  Net investment loss                                                 (0.22)%      (0.54)%     (1.22)%       (1.52)%     (1.07)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+ Ratios with no reduction for fees paid indirectly.


  The accompanying notes are an integral part of these financial statements.  21

Pioneer International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
CLASS C                                                             3/31/04      3/31/03      3/31/02      3/31/01      3/31/00
Net asset value, beginning of period                                $ 10.89     $  15.10     $ 16.14      $  26.69     $ 18.13
                                                                    -------     --------     -------      --------     -------
Increase (decrease) from investment operations:
 Net investment loss                                                $ (0.07)    $  (0.04)    $ (0.24)     $  (0.39)    $ (0.22)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                        5.39        (4.17)      (0.77)        (8.88)       8.78
                                                                    -------     --------     -------      --------     -------
  Net increase (decrease) from investment operations                $  5.32     $  (4.21)    $ (1.01)     $  (9.27)    $  8.56
Distributions to shareowners:
 Net realized gain                                                       --           --       (0.03)        (1.28)         --
                                                                    -------     --------     -------      --------     -------
Net increase (decrease) in net asset value                          $  5.32     $  (4.21)    $ (1.04)     $ (10.55)    $  8.56
                                                                    -------     --------     -------      --------     -------
Net asset value, end of period                                      $ 16.21     $  10.89     $ 15.10      $  16.14     $ 26.69
                                                                    =======     ========     =======      ========     =======
Total return*                                                         48.85%      (27.88)%     (6.24)%      (35.50)%     47.21%
Ratio of net expenses to average net assets+                           3.02%        2.98%       2.92%         2.62%       2.79%
Ratio of net investment loss to average net assets+                   (0.64)%      (0.93)%     (1.53)%       (1.61)%     (1.29)%
Portfolio turnover rate                                                 169%          45%         77%           50%         59%
Net assets, end of period (in thousands)                            $ 3,652     $  1,788     $ 1,553      $  1,921     $ 3,491
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         4.03%        4.15%       3.86%         2.97%       3.13%
  Net investment loss                                                 (1.65)%      (2.10)%     (2.47)%       (1.96)%     (1.63)%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                         3.02%        2.97%       2.91%         2.60%       2.77%
  Net investment loss                                                 (0.64)%      (0.92)%     (1.52)%       (1.59)%     (1.27)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+ Ratios with no reduction for fees paid indirectly.


22   The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/04
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Pioneer International Equity Fund (formerly Pioneer World Equity Fund) (the
Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gains and losses on investments during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values

Pioneer International Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/04                                (continued)
--------------------------------------------------------------------------------

    of such securities used in computing the net asset value of the Fund's shares are determined as of such times. As of March 31, 2004 there were no securities fair valued. The Fund also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    At March 31, 2004, the Fund had no outstanding portfolio hedges. The Fund's gross forward currency settlement contracts receivable and payable were $228,690 and $232,552, respectively, resulting in a net payable of $3,862.

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the repatriation of certain foreign currencies and/or net realized capital gains in certain countries. During the year ended March 31, 2004, the Fund paid no such taxes.

    In determining daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains taxes, if any, is based on the net unrealized appreciation of certain portfolio securities, the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of March 31, 2004, the Fund had no reserve for capital gains taxes. The estimated reserve for repatriation of foreign

Pioneer International Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/04                                (continued)
--------------------------------------------------------------------------------

    currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of March 31, 2004, the Fund had no reserve related to taxes on the gains for repatriation of foreign currencies.

    The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    There were no distributions paid during the years ended March 31, 2004, and 2003.

    The following shows components of accumulated losses on a federal income tax basis at March 31, 2004.

--------------------------------------------------------------------------------
                                                                      2004
--------------------------------------------------------------------------------
  Undistributed ordinary income                                  $        --
  Capital Loss Carryforward                                       (3,759,544)
  Post-October Loss Deferred                                         (19,004)
  Unrealized appreciation                                          3,478,490
                                                                 -----------
  Total                                                          $  (300,058)
--------------------------------------------------------------------------------

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market of forward foreign currency contracts.

    At March 31, 2004, the Fund reclassified $94,040 to decrease paid in capital, $56,862 to increase accumulated net investment loss, and $150,902 to decrease accumulated net realized loss on investments and foreign currency transactions. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD) the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano) earned $11,861 in underwriting commissions on the sale of Fund shares during the year ended March 31, 2004.

F.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G.  Repurchase Agreement

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/04                                (continued)
--------------------------------------------------------------------------------

H.  Security Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

2.  Management Agreement

PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

PIM has voluntarily agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A's expenses to 1.75% of the average daily net assets attributable to Class A. This agreement is temporary and may be terminated or revised by PIM at any time without notice. The portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 2004, $46,018 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.  Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $39,882 in transfer agent fees payable to PIMSS at March 31, 2004.

4.  Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $15,251 in distribution fees payable to PFD at March 31, 2004.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended March 31, 2004, CDSCs in the amount of $10,578 were paid to PFD.

Effective November 1, 2003, the Fund charges a 2.0% redemption fee on shares (except Class B and Class C shares) sold within 30 days of purchase. The Fund plans to implement this fee for Class B and Class C shares as soon as the Fund can implement operational changes. The fee does not apply to certain types of transactions as described in the Fund's prospectus. For the year ended March 31, 2004, the Fund collected $1,595 in redemption fees, which are included in the Fund's capital account.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/04                                (continued)
--------------------------------------------------------------------------------

5.  Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMMS. For the year ended March 31, 2004, the Fund's expenses were reduced by $1,832 under such arrangements.

6.  Line of Credit Facility
The Fund, along with certain other Funds in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended March 31, 2004, the Fund had no borrowings under this agreement.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer International Equity Fund (the "Fund") as of March 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended March 31, 2002 were audited by other auditors who have ceased operations and whose report dated May 2, 2002 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Equity Fund at March 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                              /s/ Ernst & Young LLP

Boston, Massachusetts
May 12, 2004

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest.

U.S. Equity                             International/Global Equity
Pioneer Fund                            Pioneer Emerging Markets Fund
Pioneer Balanced Fund                   Pioneer Europe Select Fund
Pioneer Equity Income Fund              Pioneer Europe Fund
Pioneer Growth Shares                   Pioneer International Equity Fund
Pioneer Mid Cap Growth Fund             Pioneer International Value Fund
Pioneer Mid Cap Value Fund
Pioneer Oak Ridge Large Cap
 Growth Fund                            Fixed Income
Pioneer Oak Ridge Small Cap             Pioneer America Income Trust
  Growth Fund                           Pioneer Bond Fund
Pioneer Papp America-Pacific            Pioneer Global High Yield Fund
  Rim Fund                              Pioneer High Yield Fund
Pioneer Papp Small and Mid Cap          Pioneer Strategic Income Fund
  Growth Fund                           Pioneer Tax Free Income Fund
Pioneer Papp Stock Fund
Pioneer Papp Strategic
  Growth Fund                           Money Market
Pioneer Real Estate Shares              Pioneer Cash Reserves Fund**
Pioneer Research Fund*
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Value Fund


*   Name change effective December 11, 2003.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 60 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available at pioneerfunds.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name and Age                   Positions Held With the Fund   Term of Office and Length of Service
John F. Cogan, Jr. (77)*       Chairman of the Board,         Since Oct. 2001.
                               Trustee and President          Serves until a successor trustee is
                                                              elected or earlier retirement or removal.

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

---------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (51)**          Trustee and                    Since Oct. 2003.
                               Executive Vice President       Serves until a successor trustee is
                                                              elected or earlier retirement or removal.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------

Name, Age and Address          Positions Held With the Fund   Term of Office and Length of Service
Mary K. Bush (56)              Trustee                        Since Oct. 2001.
3509 Woodbine Street,                                         Serves until a successor trustee is
Chevy Chase, MD 20815                                         elected or earlier retirement or removal.

---------------------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (77)   Trustee                        Since Oct. 2001.
Boston University Healthcare                                  Serves until a successor trustee is
Entrepreneurship Program,                                     elected or earlier retirement or removal.
53 Bay State Road,
Boston, MA 02215

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years                 Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global Asset      Director of Harbor Global Company, Ltd.
Management S.p.A. ("PGAM"); Non-Executive Chairman
and a Director of Pioneer Investment Management USA Inc.
("PIM-USA"); Chairman and a Director of Pioneer; Director
of Pioneer Alternative Investment Management Limited
(Dublin); President and a Director of Pioneer Alternative
Investment Management (Bermuda) Limited and affiliated
funds; President and Director of Pioneer Funds Distributor,
Inc. ("PFD"); President of all of the Pioneer Funds;
and Of Counsel (since 2000, partner prior to 2000),
Hale and Dorr LLP (counsel to PIM-USA and the Pioneer
Funds)

---------------------------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, PIM-USA since        None
May, 2003 (Director since January, 2001); President
and Director of Pioneer since May, 2003; Chairman
and Director of Pioneer Investment Management
Shareholder Services, Inc. ("PIMSS") since May, 2003;
Executive Vice President of all of the Pioneer Funds
since June, 2003; Executive Vice President and Chief
Operating Officer of PIM-USA, November 2000 to May
2003; Executive Vice President, Chief Financial Officer
and Treasurer, John Hancock Advisers, L.L.C., Boston,
MA, November 1999 to November 2000; Senior Vice
President and Chief Financial Officer, John Hancock
Advisers, L.L.C., April 1997 to November 1999

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past Five Years                  Other Directorships Held by this Trustee
President, Bush International (international financial       Director of Brady Corporation (industrial identification
advisory firm)                                               and specialty coated material products manufacturer),
                                                             Millennium Chemicals, Inc. (commodity chemicals), Mortgage
                                                             Guaranty Insurance Corporation, and R.J. Reynolds Tobacco
                                                             Holdings, Inc. (tobacco)
---------------------------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care               None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of Surgery,
Boston University School of Medicine; and University
Professor, Boston University
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address           Positions Held With the Fund   Term of Office and Length of Service
Margaret B.W. Graham (57)       Trustee                        Since Oct. 2001.
1001 Sherbrooke Street West,                                   Serves until a successor trustee is
Montreal, Quebec, Canada                                       elected or earlier retirement or removal.
H3A 1G5
-------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (56)        Trustee                        Since Oct. 2001.
One Boston Place, 28th Floor,                                  Serves until a successor trustee is
Boston, MA 02108                                               elected or earlier retirement or removal.
-------------------------------------------------------------------------------------------------------------
Stephen K. West (75)            Trustee                        Since Oct. 2001.
125 Broad Street,                                              Serves until a successor trustee is
New York, NY 10004                                             elected or earlier retirement or removal.
-------------------------------------------------------------------------------------------------------------
John Winthrop (67)              Trustee                        Since Oct. 2001.
One North Adgers Wharf,                                        Serves until a successor trustee is
Charleston, SC 29401                                           elected or earlier retirement or removal.

-------------------------------------------------------------------------------------------------------------
FUND OFFICERS
-------------------------------------------------------------------------------------------------------------
Name and Age                 Positions Held With the Fund   Term of Office and Length of Service
Dorothy E. Bourassa (56)     Secretary                      Serves at the discretion of board.
-------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (39)   Assistant Secretary            Serves at the discretion of board.
-------------------------------------------------------------------------------------------------------------
David C. Phelan (46)         Assistant Secretary            Serves at the discretion of board.
-------------------------------------------------------------------------------------------------------------
Vincent Nave (58)            Treasurer                      Serves at the discretion of board.
-------------------------------------------------------------------------------------------------------------
Luis I. Presutti (39)        Assistant Treasurer            Serves at the discretion of board.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                   Other Directorships Held by this
Principal Occupation During Past Five Years                        Trustee
Founding Director, The Winthrop Group, Inc. (consulting firm);     None
Professor of Management, Faculty of Management, McGill
University

-------------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, Newbury, Piret &            None
Company, Inc. (investment banking firm)

-------------------------------------------------------------------------------------------------------------
Senior Counsel, Sullivan & Cromwell (law firm)                     Director, The Swiss Helvetia Fund, Inc.
                                                                   (closed-end investment company) and
                                                                   AMVESCAP PLC (investment managers)
-------------------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.                               None
(private investment firm)

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                 Other Directorships Held by this
Principal Occupation During Past Five Years                      Officer
Secretary of PIM-USA; Senior Vice President-Legal of             None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Secretary of all of the
Pioneer Funds since September 2003 (Assistant
Secretary from November 2000 to September 2003);
and Senior Counsel, Assistant Vice President and Director of
Compliance of PIM-USA from April 1998 through
October 2000
-------------------------------------------------------------------------------------------------------------
Assistant Vice President and Senior Counsel of Pioneer since     None
July 2002; Vice President and Senior Counsel of BISYS Fund
Services, Inc. (April 2001 to June 2002); Senior Vice
President and Deputy General Counsel of Funds Distributor,
Inc. (July 2000 to April 2001; Vice President and Associate
General Counsel from July 1996 to July 2000); Assistant
Secretary of all of the Pioneer Funds since September 2003
-------------------------------------------------------------------------------------------------------------
Partner, Hale and Dorr LLP; Assistant Secretary of all of        None
Pioneer Funds since September 2003
-------------------------------------------------------------------------------------------------------------
Vice President-Fund Accounting, Administration and Custody       None
Services of Pioneer (Manager from September 1996 to February
1999); and Treasurer of all of the Pioneer Funds (Assistant
Treasurer from June 1999 to November 2000)
-------------------------------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting, Administration         None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name and Age                  Positions Held With the Fund   Term of Office and Length of Service
Gary Sullivan (46)            Assistant Treasurer            Serves at the discretion of board.

-------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (30)   Assistant Treasurer            Serves at the discretion of board.

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                               Other Directorships Held by this
Principal Occupation During Past Five Years                    Officer
Fund Accounting Manager-Fund Accounting, Administration        None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
-------------------------------------------------------------------------------------------------------------

Fund Administration Manager-Fund Accounting,                   None
Administration and Custody Services since June 2003;
Assistant Vice President-Mutual Fund Operations of
State Street Corporation from June 2002 to June 2003
(formerly Deutsche Bank Asset Management); Pioneer
Fund Accounting, Administration and Custody Services
(Fund Accounting Manager from August 1999 to May 2002,
Fund Accounting Supervisor from 1997 to July 1999);
Assistant Treasurer of all of the Pioneer Funds since
September 2003
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your three-digit fund number and your four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares) Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 701|M/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      Notes

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      Notes

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.

(LOGO) PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com
                                                                   15214-00-0504
                                (Copyright) 2004 Pioneer Funds Distributor, Inc. Underwriter of Pioneer mutual funds, Member SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the annual filings of its Form N-1A, totaled approximately $29,400 in 2004 and approximately $27,200 in 2003.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Fees for the Fund's audit-related service, which was for a review of the semi annual financial statements, totaled approximately $10,000 in 2004. There were no audit-related services in 2003.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,075 in 2004 and approximately $9,755 in 2003. Additionally, there were fees for tax compliance services in 2003 that totaled approximately $1,500 for the 2002 tax returns.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended March 31, 2004 and 2003.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Aggregate Non-Audit Fees

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $22,075 in 2004 and $30,555 in 2003. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer International Equity Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 3, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 3, 2004


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date June 3, 2004

* Print the name and title of each signing officer under his or her signature.